Ex-99.POA2

                       POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, PC&J PRESERVATION FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended5; and

     WHEREAS, the undersigned is a Trustee and the President and Chief Executive Officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement5, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 3rd day of December, 1977.

                              /s/ Leslie O. Parker III
                              -----------------------------------------
                              LESLIE O. PARKER III, Trustee, President
                              And Chief Executive Officer

STATE OF OHIO            )
                         )    ss:
COUNTY OF MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared LESLIE O. PARKER, III, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 3rd day of December, 1997.

                                   /s/ Nancy S. Grile
                                   -----------------------
   [SEAL]                             Notary Public

                                NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                       POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, PC&J PRESERVATION FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee, Treasurer and Principal Financial and Accounting Officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 3rd day of December, 1997.

                              /S/ Kathleen A. Carlson
                              ----------------------------------------------
                              KATHLEEN A. CARLSON, Trustee, Treasurer
                              and Principal Financial and Accounting Officer

STATE OF OHIO            )
                         )    ss:
COUNTY OF MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared KATHLEEN A. CARLSON, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 3rd day of December, 1997.

                                   /s/ Nancy S. Grile
                                   -----------------------
   [SEAL]                             Notary Public

                                NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                       POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, PC&J PRESERVATION FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and Secretary of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints KATHLEEN
A. CARLSON , his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 3rd day of December, 1997.


                              /s/ James M. Johnson
                              ----------------------------------------
                              JAMES M. JOHNSON, Trustee and Secretary

STATE OF OHIO            )
                         )    ss:
COUNTY OF MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared JAMES M. JOHNSON, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 3rd day of December, 1997.

                                   /s/ Nancy S. Grile
                                   -----------------------
   [SEAL]                             Notary Public

                                NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                       POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, PC&J PRESERVATION FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, its attorneys for it and in its name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 3rd day of December, 1997.

                              /s/ Donald N. Lorenz
                              --------------------------
                              DONALD N. LORENZ, Trustee

STATE OF OHIO            )
                         )    ss:
COUNTY OF MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared DONALD N. LORENZ, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 3rd day of December, 1997.

                                   /s/ Nancy S. Grile
                                   -----------------------
   [SEAL]                             Notary Public

                                NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998

                              POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, PC&J PRESERVATION FUND, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES M. JOHNSON and KATHLEEN A. CARLSON, and each of them, its attorneys for it and in its name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 3rd day of December, 1997.

                              /s/ Thomas H. Rodgers
                              ---------------------------
                              THOMAS H. RODGERS, Trustee

STATE OF OHIO            )
                         )    ss:
COUNTY OF MONTGOMERY     )

     Before me, a Notary Public, in and for said county and state, personally appeared THOMAS M. RODGERS, known to me to be the persons described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 3rd day of December, 1997.

                                   /s/ Nancy S. Grile
                                   -----------------------
   [SEAL]                             Notary Public

                                NANCY S. GRILE
                             Notary Public, State of Ohio
                           My Commission Expires Apr. 1, 1998